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                                  EXHIBIT 99.1


CERTIFICATION PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350,
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Scioto Downs, Inc. (the Company) on Form 10-Q for the quarterly period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Edward T. Ryan, President of the Company, certify, pursuant to Title 18, United States Code,
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.

                            /s/Edward T. Ryan
                            ---------------------------
                            Print  Name: Edward T. Ryan
                            Title: President
                            Date:  June 16, 2003


In connection with the Report of Scioto Downs, Inc. (the Company) on Form 10-Q for the quarterly period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard J. Fiore, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operations of the Company.

                            /s/Richard J. Fiore
                            ------------------------------------
                            Richard J. Fiore
                            Title: Chief Financial Officer
                            Date:  June 16, 2003


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